UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) - April 14, 2022

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including Area Code - (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	OTHER INFORMATION.

On April 14, 2022, Oncor Electric Delivery Company LLC, a Delaware limited liability company (“Oncor”), entered into a Commitment Letter (the “Commitment Letter”) among Oncor, as borrower, Sumitomo Mitsui Banking Corporation (“SMBC”), U.S. Bank National Association (“U.S. Bank”), PNC Bank, National Association (“PNC”), The Toronto-Dominion Bank, New York Branch (“TD”), and the other financial institution party thereto. Pursuant to the Commitment Letter, and subject to the terms and conditions thereof, SMBC, U.S. Bank, PNC and TD (collectively, the “Finance Parties”) have committed to provide Oncor with a delayed draw term loan, for which SMBC will also serve as administrative agent, in an aggregate principal amount of up to $650 million (the “Term Loan Facility”). The Finance Parties’ commitments will expire upon the earlier of the effective date of the Term Loan Facility or July 13, 2022. Oncor anticipates the effective date of the Term Loan Facility occurring no earlier than June 1, 2022 and no later than July 13, 2022. Oncor intends to use the proceeds from any borrowings under the Term Loan Facility for working capital and other general corporate purposes. The commitments under the Commitment Letter are subject to customary closing conditions, including the execution and delivery of definitive documentation with respect to the Term Loan Facility.

The Commitment Letter includes a substantially final version of the definitive documentation for the Term Loan Facility (the “Proposed Term Loan Agreement”). The form of the Proposed Term Loan Agreement is generally consistent with Oncor’s existing Term Loan Credit Agreement, dated as of January 28, 2022, among Oncor, as borrower, the lenders listed therein, PNC, as administrative agent and as a lender, and the other financial institutions party thereto (the “Existing Term Loan Agreement”), in all material respects. The Proposed Term Loan Agreement provides that Oncor may borrow up to the full amount of the Term Loan Facility in up to three borrowings before August 31, 2022. The Proposed Term Loan Agreement provides a maturity date that is 366 days after the date on which the funding availability period ends. Loans under the Proposed Term Loan Agreement may be, at Oncor’s option, in the form of a “Term SOFR Loan”, “Daily Simple SOFR Loan” or ”ABR Loan”, each consistent with the corresponding definition in the Existing Term Loan Agreement. The Proposed Term Loan Agreement provides that Term SOFR Loans will bear interest at an adjusted term secured overnight financing rate (“SOFR”) (calculated based on one-month term SOFR as of a specified date, plus an adjustment of 0.10% (the “SOFR Adjustment”)) plus a spread of 0.60% (the “Applicable Margin”). Daily Simple SOFR Loans will bear interest at an adjusted daily simple SOFR (calculated based on daily simple SOFR as of a specified date, plus the SOFR Adjustment) plus the Applicable Margin. ABR Loans will bear interest, for any day, at a rate equal to the greatest of: (1) the prime rate publicly announced by SMBC on such date, (2) the federal funds effective rate on such date plus 0.50%, and (3) daily simple SOFR on such date, plus 1.0%.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements relating to Oncor within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements in this Current Report on Form 8-K, other than statements of historical facts (often, but not always, through the use of words or phrases such as “intends,” “plans,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “should,” “projection,” “target,” “goal,” “objective” and “outlook”), are forward-looking statements. They involve risks, uncertainties and assumptions. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: legislation, governmental policies and orders, and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; weather conditions and other natural phenomena, including any weather impacts due to climate change; health epidemics and pandemics, including the evolving COVID-19 pandemic and its variants and its impact on Oncor’s business and the economy in general; acts of sabotage, wars or terrorist or cyber security threats or activities; loss of key technology platforms; economic conditions, including the impact of a recessionary environment, inflation, supply chain shortages, and labor availability and cost; unanticipated population growth or decline, or changes in market demand and demographic patterns; Electric Reliability Council of Texas, Inc. grid needs; changes in business strategy, development plans or vendor relationships; changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; significant decreases in demand or consumption of electricity delivered by Oncor, including as a result of increased consumer use of third-party non-wires alternatives or other technologies; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees, including the availability of qualified personnel, and the potential adverse effects if labor disputes or grievances were to occur; changes in assumptions used to estimate costs of providing employee benefits, including pension and retiree benefits, and future funding requirements related thereto; significant changes in accounting policies or critical accounting estimates material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of any disruptions in U.S. credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial and other restrictions under Oncor’s debt agreements; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy.

Further discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor with the Securities and Exchange Commission. Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: April 18, 2022